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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                     Date of Report (date of earliest event
                             reported) July 11, 1995

                                Cabot Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        1-5667                                           04-2271897
(Commission file number)                    (I.R.S.Employer Identification No.)

             75 State Street, Boston, Massachusetts      02109-1806
             (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (617) 345-0100

                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         On July 11, 1995, Cabot Corporation ( "Cabot" or the "Company") restructured the ownership of its safety products and specialty composites businesses (the "Safety Business"), which had been conducted primarily through three subsidiaries: Cabot Safety Corporation (which is now known as Cabot CSC Corporation ("CSC")), Cabot Safety Limited (which is now known as Cabot CSC Limited ("CSL")), and Cabot Canada Ltd. ("CCL"). The restructuring consisted of a series of transactions in which these Cabot subsidiaries transferred their Safety Business assets to Cabot Safety Acquisition Corporation ("New CSC") and its subsidiaries, Cabot Safety Limited ("New CSL"), and Cabot Safety Canada Corporation ("New CCL"). New CSC is a wholly owned subsidiary of Cabot Safety Holdings Corporation ("Holdings").

         In the transactions, the Cabot subsidiaries received aggregate consideration of approximately $205,000,000 consisting of (i) $169,200,000 in cash, subject to certain adjustments, (ii) $4,800,000 in assumed debt, (iii) 22,500 shares of Holdings' Preferred Stock with a liquidation preference of $22,500,000, and (iv) 42,500 shares of Holdings' Common Stock, valued at $8,500,000. In addition, Holdings and its subsidiaries assumed substantially all of the third party current liabilities relating to the Safety Business (approximately $19,800,000 as of June 30, 1995). For accounting purposes, no value has been ascribed to the Common Stock or Preferred Stock of Holdings on Cabot's consolidated financial statements.

         After giving effect to the restructuring and related transactions, the outstanding equity of Holdings is owned by CSC, Vestar Equity Partners, L.P. and affiliated investors ("Vestar") and the management of New CSC. CSC and Vestar own equal interests in Holdings' Preferred Stock and Common Stock and the management of New CSC owns the remaining Holdings' Common Stock, approximately fifteen percent. John D. Curtin, Jr., Chairman and CEO of New CSC and a director of Holdings, resigned as Executive Vice President and a director of Cabot on July 14, 1995. Under the restructuring, two of Holdings' directors will be designated by Cabot.

Item 7.  Financial Statements and Exhibits.

         Listed below are the pro forma financial information and exhibits filed as part of this report.

         (a) Pro forma consolidated financial statements of Cabot adjusted to reflect the disposition of assets related to the Safety Business are attached hereto at pages 4 through 8.

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         (b)      Exhibits.

                  The exhibit numbers correspond to the numbers assigned to such exhibits in the Exhibit Table of Item 601 of Regulation S-K.


                  Exhibit Number    Description
                  --------------    -----------

                  2(a)              Asset Transfer Agreement, dated as of June
                                    13, 1995, among Cabot Safety Corporation,
                                    Cabot Canada Ltd., Cabot Safety Limited,
                                    Cabot Corporation, Cabot Safety Holdings
                                    Corporation and Cabot Safety Acquisition
                                    Corporation, filed herewith.

                  2(b)              Stockholders' Agreement, dated as of July
                                    11, 1995, among Vestar Equity Partners,
                                    L.P., Cabot CSC Corporation, Cabot Safety
                                    Holdings Corporation, Cabot Corporation and various other parties thereto, filed herewith.


                  The registrant hereby agrees to furnish supplementally to the Commission upon request by the Commission a copy of any exhibit or schedule to the Exhibits listed above, which exhibit or schedule is not filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CABOT CORPORATION

                                            By: /s/ John G. L. Cabot
                                            Name:   John G. L. Cabot
                                            Title: Vice Chairman of the Board


Dated:   July 26, 1995

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                                  Cabot Corporation
                         Pro Forma Balance Sheet (unaudited)
                                   March 31, 1995
                               (Dollars in Thousands)

     The following unaudited pro forma balance sheet shows the effect of the deconsolidation of the assets and liabilities of Cabot's Safety Business transferred to Cabot Safety Holdings Corporation and Cabot Safety Acquisition Corporation (collectively with their subsidiaries "New Cabot Safety") from the financial position of Cabot Corporation and consolidated subsidiaries as of March 31, 1995, after giving effect to the adjustments described in the accompanying notes. Cabot's investment in New Cabot Safety is accounted for under the equity method after the transaction. Cabot's book value in New Cabot Safety after the transaction is zero dollars as promulgated by generally accepted accounting principles.

     This pro forma balance sheet in not necessarily indicative of the actual financial position had the sale of these net assets occurred at March 31, 1995.

     This statement should be read in conjunction with the audited financial statements of Cabot Corporation filed with the Securities and Exchange Commission (the "SEC") in its Form 10-K for the fiscal year ended September 30, 1994 and the unaudited financial statements of Cabot Corporation filed with the SEC in its Form 10-Q for the six months ended March 31, 1995.


                                                                      Cabot's                       Cabot's
                                                      Unaudited       Safety       Adjustments      Unaudited
                                                       Actual        Business       (Note B)        Pro Forma
                                                   -----------    -----------      ------------     ----------
ASSETS:
Current assets:
   Cash and cash equivalents                       $    34,069    $         0                      $    34,069
   Accounts and notes receivable                       327,451         28,982                          298,469
   Inventories                                         259,751         29,322                          230,429
   Prepaid expenses                                     11,832          1,171                           10,661
   Deferred income taxes                                22,512                                          22,512
                                                   -----------    -----------    -----------       -----------
     Total current assets                              655,615         59,475              0           596,140
Investments:                                                                                                 0
   Equity                                               88,902              0                           88,902
   Other                                               105,537              0                          105,537
                                                   -----------    -----------    -----------       -----------
     Total investments                                 194,439              0              0           194,439

Investment in Safety business                                0       (113,681)      (128,002)(a)             0
                                                                                      14,321 (b)
Property, plant and equipment:
   At cost                                           1,474,988         68,617                        1,406,371
   Less accumlated depreciation and amortization      (749,177)       (34,496)                        (714,681)
                                                   -----------    -----------    -----------       -----------
                                                       725,811         34,121              0           691,690
Intangible assets                                       70,792         63,150                            7,642
Deferred income taxes                                    6,723        (12,400)                          19,123
Other assets                                            35,604              0                           35,604
                                                   -----------    -----------    -----------       -----------
   Total other assets                                  113,119         50,750              0            62,369
                                                   -----------    -----------    -----------       -----------
Total Assets                                       $ 1,688,984    $    30,665    $  (113,681)      $ 1,544,638
                                                   ===========    ===========    ===========       ===========


See accompanying notes
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                                  Cabot Corporation
                         Pro Forma Balance Sheet (unaudited)
                                   March 31, 1995
                               (Dollars in Thousands)


                                                               Cabot's
                                                Unaudited      Safety      Adjustments    Unaudited
                                                 Actual        Business      (Note B)     Pro Forma
                                              -----------    -----------   -----------    -----------
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
   Notes payable to banks                     $   148,425    $         0   $  (128,002)(a) $   20,423
   Current portion of LT debt                      14,747            172                       14,575
   Accounts payable and accrued liabilities       271,245         17,108                      254,137
   U.S. and foreign income taxes                   20,519                                      20,519
   Deferred income taxes                            3,944            741                        3,203
                                              -----------    -----------   -----------    -----------
     Total current liabilities                    458,880         18,021      (128,002)       312,857
Long-term debt                                    301,380          4,571                      296,809
Deferred income taxes                             124,305          8,073                      116,232
Other liabilities                                 149,183                                     149,183
Stockholders' equity:
   Preferred stock                                 75,336                                      75,336
   Common stock                                    67,775                                      67,775
   Additional paid-in capital                       6,764                                       6,764
   Retained earnings                              984,792                       14,321 (b)    999,113
                                              -----------    -----------   -----------    -----------
                                                1,134,667              0        14,321      1,148,988
   Deferred employee benefits                     (66,670)                                    (66,670)
   Treasury stock, at cost                       (475,866)                                   (475,866)
   Unrealized gain on marketable securities        22,995                                      22,995
                                              -----------    -----------   -----------    -----------
                                                  615,126              0        14,321        629,447
   Foreign currency translation adjustments        40,110                                      40,110
                                              -----------    -----------   -----------    -----------
     Total stockholders' equity                   655,236              0        14,321        669,557
                                              -----------    -----------   -----------    -----------
Total liabilities and stockholders' equity    $ 1,688,984    $    30,665   $  (113,681)   $ 1,544,638
                                              ===========    ===========   ===========    ===========

See accompanying notes

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                                  Cabot Corporation
                      Pro Forma Statement of Income (unaudited)
                    For the Fiscal Year ended September 30, 1994
                               (Dollars in Thousands)

     The following unaudited pro forma income statement deconsolidates the results of operations of Cabot's Safety Business sold to New Cabot Safety from the results of operations of Cabot Corporation and consolidated subsidiaries for the year ended September 30, 1994, after giving effect to the adjustments described in the accompanying notes.

     This pro forma gives effect as if the disposition occurred on October 1, 1993. This proforma income statement is not necessarily indicative of the results which actually would have occurred if the transfer of these assets occured at October 1, 1993 or which may occur in the future.

     This statement should be read in conjunction with the audited financial statements of Cabot Corporation filed with the Securities and Exchange Commission (the "SEC") in its Form 10-K for the fiscal year ended September 30, 1994 and the unaudited financial statement of Cabot Corporation filed with the SEC in its Form 10-Q for the six months ended March 31, 1995.


                                                                                      Cabot's
                                                                                      Safety        Adjustments     Unaudited
                                                                       Actual        Business        (Note C)       Pro Forma
                                                                    -----------     -----------     -----------    -----------
Revenues:
   Net sales and other operating revenues                           $ 1,679,819     $   178,472                    $ 1,501,347
   Interest and dividend income                                           6,742                                          6,742
                                                                    -----------     -----------     -----------    -----------
     Total revenues                                                   1,686,561         178,472               0      1,508,089
Costs and expenses:
   Cost of sales                                                      1,234,272          99,532                      1,134,740
   Selling and administrative expenses                                  222,069          51,920                        170,149
   Research and technical services                                       48,701           2,733                         45,968
   Interest expense                                                      41,668           5,819           3,141(a)      32,708
   Specialty Chemical and Materials Group restructuring                  (4,000)                                        (4,000)
   Gain on resolution of matters from divested energy businesses        (10,210)                                       (10,210)
   Other (income) charges, net                                           35,736           5,464                         30,272
                                                                    -----------     -----------     -----------    -----------
     Total costs and expenses                                         1,568,236         165,468           3,141      1,399,627

Income before income taxes                                              118,325          13,004           3,141        108,462
Income taxes                                                            (44,963)         (5,018)         (1,162)(a)    (41,107)
Equity in net income of affiliated companies                              5,329                                          5,329
                                                                    -----------     -----------     -----------    -----------
Net income                                                          $    78,691     $     7,986     $     1,979    $    72,684
                                                                    ===========     ===========     ===========    ===========
Net income per share:
     Primary                                                        $      1.96     $      0.21     $      0.05    $      1.80
                                                                    ===========     ===========     ===========    ===========
     Fully Diluted                                                  $      1.84                                    $      1.70
                                                                    ===========                                    ===========

See accompanying notes
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                                  Cabot Corporation
                      Pro Forma Statement of Income (unaudited)
                       For the Six Months Ended March 31, 1995
                               (Dollars in Thousands)

     The following unaudited pro forma income statement deconsolidates the results of operations of Cabot's Safety Business sold to New Cabot Safety from the results of operations of Cabot Corporation and consolidated subsidiaries for the six months ended March 31, 1995, after giving effect to the adjustments described in the accompanying notes.

     This pro forma gives effect as if the disposition occurred on October 1, 1994. This proforma income statement in not necessarily indicative of the results which actually would have occurred if the transfer of these assets occured at October 1, 1994 or which may occur in the future.

     This statement should be read in conjunction with the audited financial statements of Cabot Corporation filed with the Securities and Exchange Commission (the "SEC") in its Form 10-K for the fiscal year ended September 30, 1994 and the unaudited financial statements of Cabot Corporation filed with the SEC in its Form 10-Q for the six months ended March 31, 1995.


                                                                                    Cabot's
                                                                     Unaudited      Safety      Adjustments      Unaudited
                                                                      Actual       Business      (Note C)        Pro Forma
                                                                    ---------     ---------     ---------        ---------
Revenues:
   Net sales and other operating revenues                           $ 909,299     $  97,704                        811,595
   Interest and dividend income                                         4,441                                        4,441
                                                                    ---------     ---------     ---------        ---------
     Total revenues                                                   913,740        97,704             0          816,036

Costs and expenses:
   Cost of sales                                                      626,250        55,182                        571,068
   Selling and administrative expenses                                118,028        28,204                         89,824
   Research and technical services                                     26,503         1,585                         24,918
   Interest expense                                                    18,908         3,577           903(a)        14,428
   Specialty Chemical and Materials Group restructuring                                                                  0
   Gain on resolution of matters from divested energy businesses                                                         0
   Other (income) charges, net                                          7,991         2,813                          5,178
                                                                    ---------     ---------     ---------        ---------
     Total costs and expenses                                         797,680        91,361           903          705,416

Income before income taxes                                            116,060         6,343           903          110,620
Income taxes                                                          (42,771)       (2,343)         (334)(a)      (40,762)
Equity in net income of affiliated companies                            6,998                                        6,998
                                                                    ---------     ---------     ---------        ---------
Net income                                                          $  80,287     $   4,000     $     569        $  76,856
                                                                    =========     =========     =========        =========
Net income per share:
     Primary                                                        $    2.03     $    0.10     $    0.01        $    1.94
                                                                    =========     =========     =========        =========
     Fully Diluted                                                  $    1.89                                    $    1.80
                                                                    =========                                    =========

See accompanying notes

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                                  Cabot Corporation
                       Notes to Pro Forma Financial Statements


Note A.  Basis of Presentation

     On July 11, 1995, subsidiaries of the Company completed the restructuring of the ownership of its Safety Business as more fully described in item 2 of this Form 8-K. The transaction is accounted for as a sale, with an aggregate selling price consisting of approximately $169.2 million cash, subject to certain adjustments, assumption of approximately $4.8 million in debt, 42,500 shares of Cabot Safety Holdings Corporation ("Holdings") common stock, representing a 42.5% ownership interest, and $22.5 million of Holdings non-voting 12.5% preferred stock. In addition, Holdings and its subsidiaries assumed substantially all of the third party current liabilities relating to the Safety Business (approximately $19.8 million as of June 30, 1995).

     The pro forma statement of income for the year ended September 30, 1994 includes the audited consolidated statement of income for Cabot Corporation. The pro forma combined balance sheet and statement of income for the six months ended March 31, 1995 includes the unaudited financial statements of Cabot Corporation.

Note B.  Adjustment to the Balance Sheet

     The balance sheet as of March 31, 1995, gives effect to the following pro forma adjustments:

a.  To record cash proceeds as a reduction of notes payable to banks.

b.  To record gain on sale of safety business.

Note C.  Adjustment to Statements of Income

     The statements of income for the year ended September 30, 1994 and the six months ended March 31, 1995 give effect to the following pro forma adjustments:

a. To record reduction of interest expense and associated tax effect resulting from a reduction of notes payable to banks by the after-tax proceeds of approximately $128.0 million.

Note D.  Preferred Stock

     Dividends accrue on the $22.5 million of Holdings preferred stock at 3.125% per quarter and are cumulative. Dividends are payable in cash, or at the sole discretion of New Safety, in additional Holdings preferred stock. No dividend income has been reflected in these pro forma statements due to the uncertainty of realizing, in cash, the dividends.



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